UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-21326

Cohen & Steers REIT and Preferred and Income Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2019

Item 1. Reports to Stockholders.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2019. The total returns for Cohen & Steers REIT and Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2019
Cohen & Steers REIT and Preferred and Income Fund at Net Asset Value[a]	20.63%
Cohen & Steers REIT and Preferred and Income Fund at Market Value[a]	25.91%
Linked Benchmark[b]	18.41%
ICE BofAML Fixed Rate Preferred Securities Index[b]	11.98%
Linked Blended Benchmark—50% FTSE Nareit All Equity REITs Index/50% ICE BofAML Fixed Rate Preferred Securities Index[b]	15.21%
S&P 500 Index[b]	18.54%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

The Fund, acting in accordance with an exemptive order received from the U.S. Securities and Exchange Commission (SEC) and with approval of its Board of Directors (the Board), adopted a

[a]	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
[b]

The Linked Benchmark is represented by the performance of the FTSE Nareit Equity REITs Index through March 31, 2019 and the FTSE Nareit All Equity REITs Index thereafter. The Linked Blended Benchmark is represented by the performance of the blended benchmark consisting of—50% FTSE Nareit Equity REITs Index/50% ICE BofAML Fixed Rate Preferred Securities Index through March 31, 2019 and the blended benchmark consisting of 50% FTSE Nareit All Equity REITs Index/50% ICE BofAML Fixed Rate Preferred Securities Index thereafter. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. ICE BofAML Fixed Rate Preferred Securities Index tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. The S&P 500 Index is an unmanaged index of 500 large capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular monthly cash distributions to its shareholders (the Plan). The Plan gives the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular monthly basis. In accordance with the Plan, the Fund currently distributes $ 0.124 per share on a monthly basis.

The Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Fund’s Plan. The Fund’s total return based on NAV is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board of Directors may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above NAV) or widening an existing trading discount.

Market Review

U.S. real estate stocks had a solid gain in the first half of 2019, with most sectors posting double-digit returns, following the downturn late in 2018. Stocks broadly benefited as the U.S. Federal Reserve and other central banks indicated they would pursue accommodative monetary policies amid slowing global economic growth and generally low inflation. Late in the period, signs of progress in U.S.-China trade negotiations contributed to investors’ willingness to take risk, driving equity markets higher. Meanwhile, real estate fundamentals remained healthy in most property types, with firm, lease-based demand and relatively limited new supply.

Preferred securities also had a significant advance, amid a global trend of lower interest rates in response to weaker economic forecasts. The yield on the 10-year U.S. Treasury fell to 2.0% from a high of 2.6% at the start of the year, and the entire yield curve inverted relative to overnight lending rates. Yields on 10-year German and Japanese sovereign bonds both fell below zero for the first time since 2016, while the French equivalent dropped to zero for the first time. U.K. 10-year government bond yields also ended lower, showing volatility in response to shifting sentiment toward Brexit.

With economies slowing but still relatively healthy, credit markets responded positively to a supportive mix of declining yields and anticipated monetary stimulus. In this environment, preferred securities were among the top-performing fixed income categories in the period, outperforming long-term U.S. Treasury paper and investment-grade corporate bonds.

Fund Performance

The Fund had a positive total return in the period and outperformed its linked blended benchmark on both a NAV and market price basis.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Within the real estate stock market, regional malls declined, the only sector in the index to post a negative return in the period, hindered by ongoing store closings related to competition from e-commerce. Even owners of high-quality properties such as Simon Property Group struggled. The Fund’s significant underweight in malls helped its relative performance.

Technology-related REITs had generally strong gains, benefiting from rapid growth in data usage and anticipated capital spending on 5G infrastructure. The Fund’s overweights in data center company Equinix and cell tower owner Crown Castle International contributed to performance with sizable returns. Stock selection in the single family homes sector further helped performance.

Industrial REITs were top performers in the period, lifted in part by merger & acquisition activity that highlighted potential opportunites in these stocks. Private real estate firm Blackstone announced the purchase of $18.7 billion worth of assets from listed industrial company GLP at a premium to prevailing valuations in the sector. The Fund’s underweight in industrial companies as a group detracted from relative performance. Stock selection in the hotel sector hindered performance as well.

The Fund’s investment in preferred securities modestly detracted from relative return in the period. Favorable security selection in the insurance sector was more than countered by underperformance in the banking, utilities and telecommunications services sectors.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), significantly contributed to the Fund’s performance for the six-month period ended June 30, 2019.

Impact of Derivatives on Fund Performance

The Fund used derivatives in the form of options for hedging purposes, as well as forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2019.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Sincerely,

THOMAS N. BOHJALIAN	WILLIAM F. SCAPELL
Portfolio Manager	Portfolio Manager

JASON YABLON

Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2019, leverage represented 24% of the Fund’s managed assets.

Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital for periods expiring in 2020, 2021 and 2022a (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Factsb,c

Leverage (as a % of managed assets)	24%
% Fixed Rate	85%
% Variable Rate	15%
Weighted Average Rate on Financing	3.0%[a]
Weighted Average Term on Financing	2.3 years[a]

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

[a]

On February 24, 2015, the Fund amended its credit agreement to extend the fixed rate financing terms, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022, respectively. The weighted average rate on financing does not include the three year extension for the 2022 fixed-rate tranche and will increase as the extended fixed-rate tranche becomes effective in 2019. The weighted average term on financing includes the three year extension.

[b]	Data as of June 30, 2019. Information is subject to change.
[c]	See Note 7 in Notes to Financial Statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

June 30, 2019

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Managed Assets

American Tower Corp.	$59,905,690	4.1
Equinix, Inc.	50,836,466	3.5
Prologis, Inc.	47,520,046	3.3
Crown Castle International Corp.	42,734,205	2.9
Extra Space Storage, Inc.	36,883,012	2.5
Welltower, Inc.	36,735,380	2.5
Essex Property Trust, Inc.	35,388,922	2.4
UDR, Inc.	27,919,560	1.9
Invitation Homes, Inc.	27,677,365	1.9
Sun Communities, Inc.	27,385,614	1.9

[a]

Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown

(Based on Managed Assets)

(Unaudited)

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2019 (Unaudited)

		Shares	Value
COMMON STOCK	65.3%
COMMUNICATIONS—TOWERS	9.3%
American Tower Corp.[a,b]		293,009	$59,905,690
Crown Castle International Corp.[a]		327,842	42,734,205

			102,639,895

REAL ESTATE	56.0%
DATA CENTERS	7.2%
CyrusOne, Inc.[a]		320,925	18,523,791
Digital Realty Trust, Inc.[a,b]		91,941	10,829,731
Equinix, Inc.[a,b]		100,808	50,836,466

			80,189,988

HEALTH CARE	4.7%
Sabra Health Care REIT, Inc.[a,b]		758,736	14,939,512
Welltower, Inc.[a,b]		450,575	36,735,380

			51,674,892

HOTEL	2.5%
Host Hotels & Resorts, Inc.[a,b]		510,751	9,305,883
Pebblebrook Hotel Trust[a,b]		340,152	9,585,483
Sunstone Hotel Investors, Inc.[a,b]		620,774	8,510,812

			27,402,178

INDUSTRIALS	4.3%
Prologis, Inc.[a,b]		593,259	47,520,046

NET LEASE	5.2%
Four Corners Property Trust, Inc.		214,456	5,861,082
Spirit Realty Capital, Inc.[a,b]		366,430	15,631,904
VEREIT, Inc.		1,677,454	15,113,861
VICI Properties, Inc.[a,b]		942,450	20,771,598

			57,378,445

OFFICE	5.0%
Boston Properties, Inc.[a]		71,406	9,211,374
Douglas Emmett, Inc.[a,b]		231,178	9,210,131
Hudson Pacific Properties, Inc.[a]		278,968	9,281,265
Kilroy Realty Corp.[a]		276,411	20,401,896

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
Vornado Realty Trust[a,b]		104,537	$6,700,822

			54,805,488

RESIDENTIAL	13.5%
APARTMENT	8.5%
Apartment Investment & Management Co., Class Aa,b		231,434	11,599,472
Equity Residential[a,b]		258,968	19,660,851
Essex Property Trust, Inc.[a,b]		121,224	35,388,922
UDR, Inc.[a,b]		621,955	27,919,560

			94,568,805

MANUFACTURED HOME	2.5%
Sun Communities, Inc.[a,b]		213,633	27,385,614

SINGLE FAMILY	2.5%
Invitation Homes, Inc.[a,b]		1,035,442	27,677,365

TOTAL RESIDENTIAL			149,631,784

SELF STORAGE	5.7%
Extra Space Storage, Inc.[a,b]		347,625	36,883,012
Public Storage		111,112	26,463,545

			63,346,557

SHOPPING CENTERS	6.6%
COMMUNITY CENTER	2.8%
Acadia Realty Trust		256,861	7,030,286
Regency Centers Corp.[a,b]		151,522	10,112,578
Urban Edge Properties		799,487	13,855,110

			30,997,974

FREE STANDING	2.1%
Realty Income Corp.[a,b]		338,797	23,366,829

REGIONAL MALL	1.7%
Macerich Co. (The)[a]		139,533	4,672,960
Simon Property Group, Inc.[a,b]		90,224	14,414,186

			19,087,146

TOTAL SHOPPING CENTERS			73,451,949

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
SPECIALTY	1.3%
Iron Mountain, Inc.		116,869	$3,658,000
Lamar Advertising Co., Class Aa,b		133,077	10,740,644

			14,398,644

TOTAL REAL ESTATE			619,799,971

TOTAL COMMON STOCK (Identified cost—$512,781,338)			722,439,866

PREFERRED SECURITIES—$25 PAR VALUE	18.8%
BANKS	5.8%
Bank of America Corp., 6.20%, Series CCa,c		127,981	3,358,221
Bank of America Corp., 6.00%, Series GGa,c		104,775	2,801,683
Bank of America Corp., 5.875%, Series HHc		179,000	4,673,690
Bank of America Corp., 5.375%, Series KKc		65,250	1,627,988
Bank of America Corp., 6.50%, Series Ya,c		58,856	1,502,005
BB&T Corp., 5.625%, Series Ec		64,591	1,624,464
Citigroup, Inc., 6.875% to 11/15/23, Series Kc,d		159,391	4,368,907
Citigroup, Inc., 6.30%, Series Sa,b,c		189,006	4,940,617
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series Dc,d		64,000	1,715,200
First Republic Bank/CA, 5.50%, Series Ic		28,277	715,974
GMAC Capital Trust I, 8.303% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)[a,e]		286,420	7,484,155
Huntington Bancshares, Inc., 6.25%, Series Da,c		110,273	2,854,968
JPMorgan Chase & Co., 6.15%, Series BBc		100,000	2,620,000
JPMorgan Chase & Co., 6.00%, Series EEc		101,903	2,766,666
JPMorgan Chase & Co., 6.125%, Series Ya,c		223,861	5,766,659
New York Community Bancorp, Inc., 6.375% to 3/17/27, Series Ac,d		73,450	1,878,851
Regions Financial Corp., 6.375% to 9/15/24, Series Bc,d		76,426	2,091,780
Regions Financial Corp., 5.70% to 5/15/29, Series Cc,d		174,000	4,497,900
Synovus Financial Corp., 5.875% to 7/1/24, Series Ec,d		80,000	2,072,000
TCF Financial Corp., 5.70%, Series Cc		73,000	1,827,920
Wells Fargo & Co., 5.85% to 9/15/23, Series Qc,d		122,748	3,223,362

			64,413,010

CONSUMER CYCLICAL—AUTOMOBILES	0.2%
Ford Motor Co., 6.200%, due 6/1/59		68,925	1,818,931

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
ELECTRIC	1.7%
INTEGRATED ELECTRIC	0.3%
Integrys Holding, Inc., 6.00% to 8/1/23, due 8/1/73[d]		122,977	$3,258,891

REGULATED ELECTRIC	1.4%
CMS Energy Corp., 5.875%, due 3/1/79		139,950	3,712,874
Duke Energy Corp., 5.625%, due 9/15/78		40,000	1,068,800
Duke Energy Corp., 5.750%, Series Ac		163,625	4,322,972
Southern Co./The, 6.25%, due 10/15/75		105,356	2,799,309
Southern Co./The, 5.25%, due 12/1/77		129,435	3,325,185

			15,229,140

TOTAL ELECTRIC			18,488,031

FINANCIAL	2.2%
DIVERSIFIED FINANCIAL SERVICES	0.7%
Apollo Global Management LLC, 6.375%, Series Ac		29,288	750,065
Apollo Global Management LLC, 6.375%, Series Bc		59,970	1,550,824
KKR & Co., Inc., 6.75%, Series Ac		58,578	1,560,518
National Rural Utilities Cooperative Finance Corp., 5.50%, due 5/15/64, Series US		120,265	3,209,873

			7,071,280

INVESTMENT ADVISORY SERVICES	0.2%
Ares Management Corp., 7.00%, Series Ac		94,506	2,500,629

INVESTMENT BANKER/BROKER	1.3%
Carlyle Group LP/The, 5.875%, Series Ac		76,675	1,853,235
Morgan Stanley, 6.875% to 1/15/24, Series Fa,c,d		194,296	5,331,482
Morgan Stanley, 6.375% to 10/15/24, Series Ia,b,c,d		164,338	4,407,545
Morgan Stanley, 5.85% to 4/15/27, Series Kc,d		121,056	3,186,194

			14,778,456

TOTAL FINANCIAL			24,350,365

INDUSTRIALS—CHEMICALS	0.8%
CHS, Inc., 7.10% to 3/31/24, Series 2[a,c,d]		190,229	4,993,511
CHS, Inc., 6.75% to 9/30/24, Series 3[c,d]		90,453	2,336,401
CHS, Inc., 7.50%, Series 4[c]		74,495	2,027,009

			9,356,921

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares	Value
INSURANCE	3.6%
LIFE/HEALTH INSURANCE	1.4%
Athene Holding Ltd., 6.35% to 6/30/29, Series Ac,d		199,925	$5,278,020
MetLife, Inc., 5.625%, Series Ec		55,000	1,424,500
Prudential Financial, Inc., 5.625%, due 8/15/58		56,000	1,484,000
Unum Group, 6.25%, due 6/15/58		139,900	3,679,370
Voya Financial, Inc., 5.35% to 9/15/29, Series Bc,d		140,275	3,546,152

			15,412,042

MULTI-LINE	0.9%
American Financial Group, Inc., 5.875%, due 3/30/59		75,000	1,983,750
American Financial Group, Inc., 6.00%, due 11/15/55		38,556	1,021,348
American International Group, Inc., 5.85% to 3/15/24, Series Ac		73,969	1,941,686
WR Berkley Corp., 5.70%, due 3/30/58		56,505	1,500,773
WR Berkley Corp., 5.75%, due 6/1/56		137,102	3,534,490

			9,982,047

MULTI-LINE—FOREIGN	0.2%
PartnerRe Ltd., 6.50%, Series G (Bermuda)[c]		74,903	1,984,930

PROPERTY CASUALTY—FOREIGN	0.3%
Enstar Group Ltd., 7.00% to 9/1/28, Series D (Bermuda)[c,d]		132,981	3,420,271

REINSURANCE	0.5%
Arch Capital Group Ltd., 5.25%, Series Ec		37,337	894,221
Arch Capital Group Ltd., 5.45%, Series Fc		82,593	2,046,655
Reinsurance Group of America, Inc., 5.75% to 6/15/26, due 6/15/56[d]		106,345	2,903,218

			5,844,094

REINSURANCE—FOREIGN	0.3%
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)[c]		144,600	3,742,248

TOTAL INSURANCE			40,385,632

INTEGRATED TELECOMMUNICATIONS SERVICES	0.2%
AT&T, Inc., 5.625%, due 8/1/67		70,000	1,870,400

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares		Value
PIPELINES	0.6%
Energy Transfer Operating LP, 7.625% to 8/15/23, Series Dc,d		135,000		$3,296,700
Energy Transfer Operating LP, 7.60% to 5/15/24, Series Ec,d		100,000		2,493,000

				5,789,700

PIPELINES—FOREIGN	0.4%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)[d]		184,825		4,823,933

REAL ESTATE	2.3%
DIVERSIFIED	0.4%
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)[a,c]		76,536		4,114,575

HOTEL	0.2%
Hersha Hospitality Trust, 6.875%, Series Ca,c		69,345		1,747,147
Sunstone Hotel Investors, Inc., 6.95%, Series Ec		41,866		1,140,849

				2,887,996

INDUSTRIALS	0.4%
Monmouth Real Estate Investment Corp., 6.125%, Series Cc		140,000		3,347,400
STAG Industrial, Inc., 6.875%, Series Cc		44,881		1,196,079

				4,543,479

NET LEASE	0.4%
VEREIT, Inc., 6.70%, Series Fa,c		159,902		4,031,129

SELF STORAGE	0.3%
National Storage Affiliates Trust, 6.00%, Series Ac		127,000	†	3,282,950

SHOPPING CENTERS—COMMUNITY CENTER	0.3%
Saul Centers, Inc., 6.875%, Series Ca,c		49,082		1,315,398
SITE Centers Corp., 6.50%, Series Jc		102,152		2,596,704

				3,912,102

SPECIALTY	0.3%
Digital Realty Trust, Inc., 6.35%, Series Ic		120,113		3,136,150

TOTAL REAL ESTATE				25,908,381

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Shares		Value
UTILITIES	1.0%
MULTI—UTILITIES	0.2%
NiSource, Inc., 6.50% to 3/15/24, Series Bc,d		64,445		$1,691,681

MULTI-UTILITIES—FOREIGN	0.3%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)[d]		31,625		851,029
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)[d]		102,550		2,643,739

				3,494,768

ELECTRIC UTILITIES	0.3%
NextEra Energy Capital Holdings, Inc., 5.65%, due 3/1/79, Series N		124,537		3,254,152

GAS UTILITIES	0.2%
Spire, Inc., 5.90%, Series Ac		80,475		2,110,054

TOTAL UTILITIES				10,550,655

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$196,079,181)				207,755,959

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	44.8%
BANKS	9.1%
Bank of America Corp., 5.875% to 3/15/28, Series FFc,d		$5,706,000		5,961,058
Bank of America Corp., 6.25% to 9/5/24, Series Xc,d		5,800,000		6,323,073
Bank of America Corp., 6.50% to 10/23/24, Series Za,c,d		5,713,000		6,336,203
Citigroup Capital III, 7.625%, due 12/1/36[a]		4,700,000		6,115,075
Citigroup, Inc., 5.90% to 2/15/23[c,d]		2,000,000		2,074,308
Citigroup, Inc., 5.95% to 1/30/23[c,d]		1,661,000		1,734,225
Citigroup, Inc., 6.125% to 11/15/20, Series Rc,d		1,936,000		1,989,918
Citigroup, Inc., 6.25% to 8/15/26, Series Ta,b,c,d		4,825,000		5,303,375
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series Cc,d		1,800,000		1,856,736
CoBank ACB, 6.25% to 10/1/22, Series Fa,c,d		33,000	†	3,446,438
CoBank ACB, 6.125%, Series Ga,c		46,500	†	4,801,125
CoBank ACB, 6.25% to 10/1/26, Series Ia,c,d		4,334,000		4,566,952
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144Aa,g		3,035,906		4,100,750

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount		Value
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144Aa,b,c,d,g		$63,000	†	$6,709,500
Farm Credit Bank of Texas, 10.00%, Series 1[a,c]		6,000	†	6,630,000
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Qc,d		2,390,000		2,449,750
JPMorgan Chase & Co., 6.75% to 2/1/24, Series Sa,c,d		6,650,000		7,354,534
SunTrust Banks, Inc., 5.125% to 12/15/27, Series Hc,d		1,500,000		1,473,300
Wells Fargo & Co., 6.180% (3 Month US LIBOR + 3.77%), Series K (FRN)[a,c,e]		12,274,000		12,355,622
Wells Fargo & Co., 5.875% to 6/15/25, Series Uc,d		4,330,000		4,710,585
Wells Fargo Capital X, 5.95%, due 12/15/36, (TruPS)[a]		3,700,000		4,362,978

				100,655,505

BANKS—FOREIGN	13.5%
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 (Spain)[c,d,h]		1,600,000		1,507,440
Banco Mercantil del Norte SA/Grand Cayman, 7.50% to 6/27/29, 144A (Mexico)[c,d,g,h]		1,800,000		1,821,600
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)[c,d,g]		5,800,000		6,188,396
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)[c,d,h]		1,800,000		2,391,632
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)[c,d,f,h]		3,400,000		3,565,750
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)[c,d,h]		4,200,000		4,407,753
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)[c,d,g,h]		2,000,000		2,083,930
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)[c,d,g,h]		1,000,000		1,068,400
BNP Paribas SA, 7.195% to 6/25/37, 144A (France)[a,c,d,g]		3,400,000		3,683,815
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)[c,d,g,h]		4,500,000		5,004,472
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)[a,c,d,g,h]		3,400,000		3,600,940
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)[c,d,g,h]		2,400,000		2,521,716
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)[c,d,g,h]		3,200,000		3,531,744
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)[a,c,d,g,h]		7,300,000		8,464,292
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)[c,d,f,h]		3,400,000		3,609,593

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

	Principal Amount	Value
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)[c,d,g,h]	$4,200,000	$4,511,997
DNB Bank ASA, 6.50% to 3/26/22 (Norway)[c,d,f,h]	3,300,000	3,489,486
HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)[a,c,d,g]	5,192,000	8,075,014
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)[a,b,c,d,h]	4,600,000	4,840,189
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)[c,d,h]	2,200,000	2,308,196
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)[c,d,h]	3,400,000	3,588,190
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)[c,d,f,h]	2,200,000	2,321,574
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)[a,c,d,h]	3,266,000	3,441,548
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)[c,d,h]	5,085,000	5,349,954
Nationwide Building Society, 10.25% () (United Kingdom)[c,f]	1,715,000	3,296,892
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)[c,d,g,h]	2,400,000	2,534,052
RBS Capital Trust II, 6.425% to 1/3/34 (United Kingdom)[c,d]	800,000	1,022,000
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)[a,c,d]	4,141,000	5,414,357
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)[c,d,h]	4,300,000	4,660,125
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)[a,c,d,h]	6,800,000	7,345,700
Societe Generale SA, 7.375% to 9/13/21, 144A (France)[c,d,g,h]	4,600,000	4,847,480
Societe Generale SA, 8.00% to 9/29/25, 144A (France)[c,d,g,h]	2,400,000	2,648,052
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)[c,d,g,h]	2,400,000	2,544,000
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)[c,d,g,h]	1,500,000	1,594,823
Stichting AK Rabobank Certificaten, 6.50% (Netherlands)[c,f]	4,900,000	6,833,913

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount		Value
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)[c,d,f,h]		$3,000,000		$3,180,825
UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)[c,d,f,h]		2,200,000		2,414,500
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)[c,d,f,h]		3,200,000		3,368,000
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)[c,d,g,h]		4,200,000		4,460,253
UniCredit SpA, 7.50% to 6/3/26 () (Italy)[c,d,f,h]		1,600,000		1,923,584

				149,466,177

COMMUNICATIONS—TOWERS	0.4%
Crown Castle International Corp., 6.875%, due 8/1/20, Series A (Convertible)		3,900	†	4,668,401

ELECTRIC	1.0%
INTEGRATED ELECTRIC—FOREIGN	0.4%
Electricite de France SA, 4.00% to 7/4/24 (France)[c,d,f]		3,000,000		3,690,942

REGULATED ELECTRIC	0.6%
CenterPoint Energy, Inc., 6.125% to 9/01/23, Series Ac,d		3,790,000		3,929,415
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series Bd		2,850,000		2,921,159

				6,850,574

TOTAL ELECTRIC				10,541,516

FOOD	1.4%
Dairy Farmers of America, Inc., 7.875%, 144Ac,g,i		52,100	†	5,236,050
Dairy Farmers of America, Inc., 7.875%, Series B, 144Ac,g		82,000	†	8,241,000
Land O’ Lakes, Inc., 7.00%, 144Ac,g		1,650,000		1,567,500
Land O’ Lakes, Inc., 7.25%, 144Ac,g		945,000		926,100

				15,970,650

INDUSTRIALS—DIVERSIFIED MANUFACTURING	1.1%
General Electric Co., 5.00% to 1/21/21, Series Da,b,c,d		12,366,000		11,881,005

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
INSURANCE	12.7%
LIFE/HEALTH INSURANCE	4.6%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)[g]		$4,381,000	$5,527,048
MetLife, Inc., 6.40%, due 12/15/36		669,000	765,995
MetLife, Inc., 10.75%, due 8/1/39[a]		3,592,000	5,700,019
MetLife, Inc., 9.25%, due 4/8/38, 144Aa,g		9,265,000	12,985,778
MetLife, Inc., 5.875% to 3/15/28, Series Dc,d		1,671,000	1,765,445
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44[d]		2,000,000	2,083,757
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43[a,d]		11,464,000	12,144,102
Prudential Financial, Inc., 5.70% to 9/15/28, due 9/15/48[d]		1,040,000	1,119,019
Prudential Financial, Inc., 5.875% to 9/15/22, due 9/15/42[d]		1,300,000	1,378,461
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53[a,d]		5,550,000	5,763,564
Voya Financial, Inc., 6.125% to 9/15/23, Series Ac,d		1,550,000	1,636,358

			50,869,546

LIFE/HEALTH INSURANCE—FOREIGN	4.4%
Aegon NV, 5.625% to 4/15/29 (Netherlands)[c,d,f,h]		3,200,000	4,043,481
Dai-ichi Life Insurance Co., Ltd., 4.00% to 7/24/26, 144A (Japan)[c,d,g]		3,900,000	3,947,209
Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)[a,c,d,g]		4,400,000	4,733,146
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)[c,d,f]		3,064,000	3,404,564
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)[c,d,g]		2,400,000	2,379,796
La Mondiale SAM, 4.80% to 1/18/28, due 1/18/48 (France)[d,f]		1,400,000	1,324,190
Meiji Yasuda Life Insurance Co., 5.10% to 4/26/28, due 4/26/48, 144A (Japan)[d,g]		2,000,000	2,183,040
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)[a,d,g]		7,350,000	7,967,547
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)[a,d,g]		5,600,000	5,951,512

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)[d,g]		$2,000,000	$2,148,040
NN Group NV, 4.50% to 1/15/26 (Netherlands)[c,d,f]		200,000	251,698
Phoenix Group Holdings, 5.375%, due 7/6/27, Series EMTN (United Kingdom)[f]		3,600,000	3,601,800
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)[d,g]		6,200,000	6,899,174

			48,835,197

MULTI-LINE	0.7%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58[d]		2,700,000	3,460,104
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9[d]		2,930,000	3,017,138
Hartford Financial Services Group, Inc./The, 4.643% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)[e,g]		1,000,000	851,520

			7,328,762

MULTI-LINE—FOREIGN	0.2%
AXA SA, 6.379% to 12/14/36, 144A (France)[c,d,g]		2,299,000	2,608,710

PROPERTY CASUALTY	0.7%
Assurant, Inc., 7.00% to 3/27/28, due 3/27/48[d]		3,550,000	3,790,584
Liberty Mutual Group Inc, 3.625% to 5/23/24, due 5/23/59, 144Ad,g		3,200,000	3,728,324

			7,518,908

PROPERTY CASUALTY—FOREIGN	2.1%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)[c,d,g]		5,200,000	5,601,180
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)[d,f]		4,603,000	5,012,759
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)[d,f]		2,200,000	2,314,017
Sompo Japan Nipponkoa Insurance, Inc., 5.325% to 3/28/23, due 3/28/73, 144A (Japan)[d,g]		3,200,000	3,404,864
Swiss Re Finance Luxembourg SA, 5.00% to 4/2/29, due 4/2/49, 144A (Switzerland)[d,g]		3,400,000	3,649,900

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount		Value
VIVAT NV, 6.25% to 11/16/22 (Netherlands)[c,d,f]		$3,200,000		$3,228,848

				23,211,568

TOTAL INSURANCE				140,372,691

INTEGRATED TELECOMMUNICATIONS SERVICES	0.3%
Centaur Funding Corp., 9.08%, due 4/21/20, 144Aa,g		3,254	†	3,432,970

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.7%
Vodafone Group PLC, 7.00% to 4/4/29, due 4/4/79 (United Kingdom)[d]		6,650,000		7,182,665

MATERIAL—METALS & MINING	0.9%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)[a,d,g]		9,000,000		10,282,680

PIPELINES—FOREIGN	1.7%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)[d]		5,330,000		5,401,849
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)[d]		4,012,000		4,038,158
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)[d]		2,733,000		2,708,348
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)[a,d]		7,002,000		7,197,496

				19,345,851

UTILITIES	2.0%
ELECTRIC UTILITIES	0.4%
NextEra Energy Capital Holdings, Inc., 5.65% to 5/1/29, due 5/1/79[d]		3,850,000		3,971,646

ELECTRIC UTILITIES—FOREIGN	1.6%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)[a,d]		8,320,000		8,931,353
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)[a,d,g]		8,110,000		9,387,325

				18,318,678

TOTAL UTILITIES				22,290,324

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$461,318,914)				496,090,435

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	0.5%
INDUSTRIALS	0.2%
General Electric Co., 5.875%, due 1/14/38, Series MTN		$1,893,000	$2,146,636

INSURANCE	0.3%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		3,500,000	2,927,049

TOTAL CORPORATE BONDS (Identified cost—$4,620,471)			5,073,685

		Shares
SHORT-TERM INVESTMENTS	1.9%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 2.17%[j]		21,323,444	21,323,444

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$21,323,444)			21,323,444

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$1,196,123,348)	131.3%		1,452,683,389
WRITTEN OPTION CONTRACTS	(0.0)		(226,833)
LIABILITIES IN EXCESS OF OTHER ASSETS	(31.3)		(346,364,193)

NET ASSETS (Equivalent to $23.25 per share based on 47,566,736 shares of common stock outstanding)	100.0%		$1,106,092,363

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[k]	Premiums Received	Value
Call—American Tower Corp	Goldman Sachs International	$207.00	7/19/2019	(314)	$(6,419,730)	$(79,128)	$(86,162)
Put—Macerich Co. (The)	Goldman Sachs International	32.50	7/19/2019	(2,154)	(7,213,746)	(101,238)	(113,532)
Put—Macerich Co. (The)	BNP Paribas SA	30.00	8/16/2019	(557)	(1,865,393)	(35,570)	(27,139)
				(3,025)	$(15,498,869)	$(215,936)	$(226,833)

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	14,030,758	USD	15,671,655	7/2/19	$(282,722)
Brown Brothers Harriman	EUR	1,033,539	USD	1,159,956	7/2/19	(15,281)
Brown Brothers Harriman	EUR	994,487	USD	1,116,710	7/2/19	(14,121)
Brown Brothers Harriman	EUR	1,288,788	USD	1,459,728	7/2/19	(5,753)
Brown Brothers Harriman	EUR	917,325	USD	1,039,613	7/2/19	(3,477)
Brown Brothers Harriman	GBP	2,629,298	USD	3,318,779	7/2/19	(20,296)
Brown Brothers Harriman	GBP	290,664	USD	369,284	7/2/19	155
Brown Brothers Harriman	GBP	853,348	USD	1,083,896	7/2/19	187
Brown Brothers Harriman	GBP	1,800,000	USD	2,295,088	7/2/19	9,179
Brown Brothers Harriman	USD	20,798,056	EUR	18,264,897	7/2/19	(29,038)
Brown Brothers Harriman	USD	5,671,311	GBP	4,456,581	7/2/19	(11,679)
Brown Brothers Harriman	USD	1,415,841	GBP	1,116,729	7/2/19	2,348
Brown Brothers Harriman	EUR	18,173,847	USD	20,746,264	8/2/19	27,712
Brown Brothers Harriman	GBP	4,469,822	USD	5,696,654	8/2/19	11,356
						$(331,430)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REIT	Real Estate Investment Trust
TruPS	Trust Preferred Securities
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2019 (Unaudited)

†	Represents shares.
[a]	All or a portion of the security is pledged as collateral in connection with the Fund’s credit agreement. $706,345,061 in aggregate has been pledged as collateral.
[b]	A portion of the security has been rehypothecated in connection with the Fund’s credit agreement. $324,006,494 in aggregate has been rehypothecated.
[c]	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
[d]	Security converts to floating rate after the indicated fixed-rate coupon period.
[e]	Variable rate. Rate shown is in effect at June 30, 2019.
[f]

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $60,876,416 which represents 5.5% of the net assets of the Fund, of which 0.0% are illiquid.

[g]

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $193,635,639 which represents 17.5% of the net assets of the Fund, of which 0.0% are illiquid.

[h]

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $118,995,271 which represents 10.8% of the net assets of the Fund (8.2% of the managed assets of the Fund).

i Security value is determined based on significant unobservable inputs (Level 3).

[j]	Rate quoted represents the annualized seven-day yield.
[k]	Amount represents number of contracts multiplied by notional contract size multiplied by the underlying price.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value[a] (Identified cost—$1,196,123,348)	$1,452,683,389
Cash	61,274
Cash collateral pledged for over-the-counter option contracts	280,000
Foreign currency, at value (Identified cost—$139,878)	140,062
Receivable for:
Dividends and interest	9,766,343
Investment securities sold	6,142,848
Unrealized appreciation on forward foreign currency exchange contracts	50,937
Other assets	34,527

Total Assets	1,469,159,380

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	382,367
Written option contracts, at value (Premiums received—$215,936)	226,833
Payable for:
Credit agreement	350,000,000
Investment securities purchased	10,376,154
Interest expense	867,372
Investment management fees	780,138
Dividends declared	241,176
Administration fees	72,013
Directors’ fees	1,133
Other liabilities	119,831

Total Liabilities	363,067,017

NET ASSETS	$1,106,092,363

NET ASSETS consist of:
Paid-in capital	$804,849,914
Total distributable earnings/(accumulated loss)	301,242,449

$1,106,092,363

NET ASSET VALUE PER SHARE:
($1,106,092,363 ÷ 47,566,736 shares outstanding)	$23.25

MARKET PRICE PER SHARE	$21.62

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(7.01)%

[a]	Includes $706,345,061 pledged, of which $324,006,494 has been rehypothecated, in connection with the Fund’s credit agreement, as described in Note 7.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividend income (net of $295 of foreign withholding tax)	$17,747,021
Interest income	13,286,987
Rehypothecation income	30,983

Total Investment Income	31,064,991

Expenses:
Interest expense	5,250,655
Investment management fees	4,551,276
Administration fees	495,737
Shareholder reporting expenses	211,156
Custodian fees and expenses	49,615
Professional fees	43,500
Directors’ fees and expenses	27,400
Transfer agent fees and expenses	10,859
Miscellaneous	45,979

Total Expenses	10,686,177

Net Investment Income (Loss)	20,378,814

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	29,525,038
Written option contracts	599,257
Forward foreign currency exchange contracts	454,968
Foreign currency transactions	(19,656)

Net realized gain (loss)	30,559,607

Net change in unrealized appreciation (depreciation) on:
Investments in securities	140,745,790
Written option contracts	(247,970)
Forward foreign currency exchange contracts	(276,578)
Foreign currency translations	2,313

Net change in unrealized appreciation (depreciation)	140,223,555

Net Realized and Unrealized Gain (Loss)	170,783,162

Net Increase (Decrease) in Net Assets Resulting from Operations	$191,161,976

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31, 2018
Change in Net Assets:
From Operations:
Net investment income (loss)	$20,378,814	$41,643,913
Net realized gain (loss)	30,559,607	49,573,158
Net change in unrealized appreciation (depreciation)	140,223,555	(154,822,184)

Net increase (decrease) in net assets resulting from operations	191,161,976	(63,605,113)

Distributions to Shareholders	(35,389,652)	(70,779,303)

Total increase (decrease) in net assets	155,772,324	(134,384,416)
Net Assets:
Beginning of period	950,320,039	1,084,704,455

End of period	$1,106,092,363	$950,320,039

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2019 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$191,161,976
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(448,000,312)
Proceeds from sales and maturities of long-term investments	472,203,103
Net purchases, sales and maturities of short-term investments	(11,332,670)
Net amortization of premium on investments in securities	620,480
Net increase in dividends and interest receivable and other assets	(295,115)
Net decrease in cash collateral received for over-the-counter options contracts	(410,000)
Net increase in interest expense payable, accrued expenses and other liabilities	742,226
Decrease in premiums received from written option contracts	(319,972)
Net change in unrealized depreciation on written option contracts	247,970
Net change in unrealized appreciation on investments in securities	(140,745,790)
Net change in unrealized depreciation on forward foreign currency exchange contracts	276,578
Net realized gain on investments in securities	(29,525,038)

Cash provided by operating activities	34,623,436

Cash Flows from Financing Activities:
Dividends and distributions paid	(35,401,618)

Increase (decrease) in cash and restricted cash	(778,182)
Cash and restricted cash at beginning of period	1,259,518

Cash and restricted cash at end of period (including foreign currency)	$481,336

Supplemental Disclosure of Cash Flow Information and Non-Cash Activities:

During the six months ended June 30, 2019, interest paid was $4,499,584.

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$61,274
Restricted cash	280,000
Foreign currency	140,062

Total cash and restricted cash shown on the Statement of Cash Flows	$481,336

Restricted cash consists of cash that has been deposited with a broker and pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for over-the-counter option contracts.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Per Share Operating Performance:		2018	2017	2016	2015	2014
Net asset value, beginning of period	$19.98	$22.80	$21.75	$21.63	$21.62	$17.88

Income (loss) from investment operations:

Net investment income (loss)[a]	0.43	0.88	0.94	1.03	0.91	0.96
Net realized and unrealized gain (loss)	3.58	(2.21)[b]	1.60	0.57	0.57	4.07 [c]

Total from investment operations	4.01	(1.33)	2.54	1.60	1.48	5.03

Less dividends and distributions to shareholders from:

Net investment income	(0.74)	(0.92)	(0.92)	(0.97)	(1.48)	(1.29)
Net realized gain	—	(0.57)	(0.57)	(0.51)	—	—

Total dividends and distributions to shareholders	(0.74)	(1.49)	(1.49)	(1.48)	(1.48)	(1.29)

Anti-dilutive effect from the repurchase of shares	—	—	—	—	0.01	—

Net increase (decrease) in net asset value	3.27	(2.82)	1.05	0.12	0.01	3.74

Net asset value, end of period	$23.25	$19.98	$22.80	$21.75	$21.63	$21.62

Market value, end of period	$21.62	$17.80	$21.27	$19.12	$18.44	$18.99

Total net asset value return[d]	20.63%[e]	–5.20%[b]	12.65%	8.43%	8.45%	29.87%

Total market value return[d]	25.91%[e]	–9.47%	19.58%	11.79%	5.26%	29.91%

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2019	For the Year Ended December 31,
Ratios/Supplemental Data:		2018	2017	2016	2015	2014
Net assets, end of period (in millions)	$1,106.1	$950.3	$1,084.7	$1,034.6	$1,029.0	$1,032.7

Ratios to average daily net assets:

Expenses	2.03%[f]	1.93%[b]	1.67%	1.65%	1.67%	1.71%

Expenses (excluding interest expense)	1.03%[f]	1.05%	1.01%	1.01%	1.03%	1.03%

Net investment income (loss)	3.87%[f]	4.10%	4.19%	4.64%	4.18%	4.76%

Ratio of expenses to average daily managed assets[g]	1.53%[f]	1.43%	1.26%	1.24%	1.25%	1.26%

Portfolio turnover rate	33%[e]	39%	26%	46%	42%	54%

Credit Agreement

Asset coverage ratio for credit agreement	416%	372%	410%	396%	394%	395%

Asset coverage per $1,000 for credit agreement	$4,160	$3,715	$4,099	$3,956	$3,940	$3,951

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against one issuer of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlement. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(2.22). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets would have been 1.92%. Excluding the proceeds from and expenses relating to the settlements, the total return on a NAV basis would have been -5.24%.

[c]

Includes gains resulting from class action litigation payments on securities owned in prior years. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $3.99 and the total return on an NAV basis would have been 29.58%.

[d]

Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

[e]	Not annualized.
[f]	Annualized.
[g]	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers REIT and Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on March 25, 2003 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty. Forward contracts are valued daily at the prevailing forward exchange rate.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$722,439,866	$722,439,866	$—	$—
Preferred Securities-$25 Par Value:
Banks	64,413,010	62,341,010	2,072,000	—
Electric-Integrated Electric	3,258,891	—	3,258,891	—
Real Estate—Hotel	2,887,996	1,140,849	1,747,147	—
Other Industries	137,196,062	137,196,062	—	—
Preferred Securities-Capital Securities:
Food	15,970,650	—	10,734,600	5,236,050
Other Industries	480,119,785	—	480,119,785	—
Corporate Bonds	5,073,685	—	5,073,685	—
Short-Term Investments	21,323,444	—	21,323,444	—

Total Investments in Securities[a]	$1,452,683,389	$923,117,787	$524,329,552	$5,236,050	[b]

Forward Foreign Currency Exchange Contracts	$50,937	$—	$50,937	$—

Total Derivative Assets[a]	$50,937	$—	$50,937	$—

Forward Foreign Currency Exchange Contracts	$(382,367)	$—	$(382,367)	$—
Written Option Contracts	(226,833)	—	(226,833)	—

Total Derivative Liabilities[a]	$(609,200)	$—	$(609,200)	$—

[a]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[b]

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities—Capital Securities—Food
Balance as of December 31, 2018	$5,196,975
Change in unrealized appreciation (depreciation)	39,075

Balance as of June 30, 2019	$5,236,050

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2019 which were valued using significant unobservable inputs (Level 3) amounted to $39,075.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices, currencies and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index, currency or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

The Fund has a managed distribution policy in accordance with exemptive relief issued by the U.S. Securities and Exchange Commission (SEC). The Plan gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular monthly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the Plan, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2019, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain upon the final determination of the Fund’s taxable net income after December 31, 2019, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2019, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.65% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings, used for leverage, outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2019, the Fund incurred $420,118 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $7,126 for the six months ended June 30, 2019.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2019, totaled $458,030,407 and $474,853,914, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2019 and the effect of derivatives held during the six months ended June 30, 2019, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts[a]	Unrealized appreciation	$50,937	Unrealized depreciation	$382,367
Equity Risk:
Written Option Contracts— Over-the-Counter	—	—	Written option contracts	226,833

[a]	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting arrangement or another similar agreement.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$454,968	$(276,578)
Purchased Option Contracts[a]— Over-the-Counter	Net Realized and Unrealized Gain (Loss)	(643,157)	380,284
Written Option Contracts— Over-the-Counter	Net Realized and Unrealized Gain (Loss)	423,893	(237,073)
Equity Risk:
Purchased Option Contracts[a]— Over-the-Counter	Net Realized and Unrealized Gain (Loss)	(88,161)	—
Written Option Contracts— Over-the-Counter	Net Realized and Unrealized Gain (Loss)	175,364	(10,897)

[a]	Purchased options are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.

At June 30, 2019, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts—Over-the-Counter	$—	$226,833

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of June 30, 2019:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$199,694	$—	$(199,694)	$
BNP Paribas SA	27,139	—	—		27,139

[a]	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
[b]	Net amount represents the net payable due to the counterparty in the event of default.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the six months ended June 30, 2019:

	Purchased Option Contracts[a,b]	Written Option Contracts[a,b]	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$33,625,832	$19,283,955	$16,822,944

[a]

Average notional amounts represent the average for all months in which the Fund had option contracts outstanding at month end. For the period, this represents one month for purchased and five months written options.

[b]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2019, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$1,196,123,348

Gross unrealized appreciation on investments	$259,329,046
Gross unrealized depreciation on investments	(3,111,332)

Net unrealized appreciation (depreciation) on investments	$256,217,714

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2019 and years ended December 31, 2018, the Fund did not issue shares of common stock for the reinvestment of dividends.

The Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) from January 1, 2019, through the fiscal year ended December 31, 2019.

During the six months ended June 30, 2019 and year ended December 31, 2018, the Fund did not effect any repurchases.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Borrowings

The Fund has entered into an amended and restated credit agreement (the credit agreement) with BNP Paribas Prime Brokerage International, Ltd. (BNPP) in which the Fund pays a monthly financing charge based on a combination of LIBOR-based variable and fixed rates. The commitment amount of the credit agreement is $350,000,000. The Fund may pay a fee of 0.45% per annum on any unused portion of the credit agreement. BNPP may not change certain terms of the credit agreement except upon 360 days’ notice. Also, if the Fund violates certain conditions, the credit agreement may be terminated. The Fund is required to pledge portfolio securities as collateral in an amount up to two times the loan balance outstanding (or more depending on the terms of the credit agreement) and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times. The Fund may, upon prior written notice to BNPP, prepay all or a portion of the fixed and variable rate portions of the credit facility. The Fund may have to pay a breakage fee with respect to a prepayment of all or a portion of the fixed rate financing under the credit facility. The credit agreement also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding and the Fund will receive a portion of the fees earned by BNPP in connection with the rehypothecated securities. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the credit agreement to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned.

On February 24, 2015, the Fund amended its credit agreement in order to extend the term length of the 5-year, 6-year and 7-year fixed rate tranches, originally expiring in 2017, 2018 and 2019, by three years, now expiring in 2020, 2021 and 2022, respectively. The new rates will increase and become effective as the extended fixed-rate tranches become effective. In connection with the extension, the Fund paid an arrangement fee based on the aggregate fixed rate financing amount.

As of June 30, 2019, the Fund had outstanding borrowings of $350,000,000 at a weighted average rate of 3.0%. During the six months ended June 30, 2019, the Fund borrowed an average daily balance of $350,000,000 at a weighted average borrowing cost of 3.0%.

Note 8. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer may be able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund may be forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.

Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security under such circumstances. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities.

Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign (Non-U.S.) Securities Risk: Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future.

Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.

Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

On March 29, 2017, the United Kingdom (UK) formally notified the European Council of its intention to leave the EU and commenced the formal process of withdrawing from the EU (referred to as Brexit). Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences and precise timeframe for Brexit, how it will be conducted, how negotiations of trade agreements will proceed, and how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. While the full extent of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests as well as its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

LIBOR Risk: Many financial instruments may be tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the UK Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Regulators and industry working groups have suggested alternative reference rates, but global consensus is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. There also remains uncertainty and risk regarding the willingness and ability of issuers to include enhanced provisions in new and existing contracts or instruments. As such, the transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of LIBOR-related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 10. New Accounting Guidance

In August 2018, the Financial Accounting Standards Board (FASB) issued a new Accounting Standards Update (ASU) No. 2018-13, “Fair Value Measurement (Topic 820), Disclosure Framework Changes to the Disclosure Requirements for Fair Value Measurement”. The amendments to ASU 2018-13 are intended to improve the effectiveness of disclosures in the notes to financial statements through modifications to disclosure requirements on fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, with early adoption permitted. The Fund has adopted the amended disclosures permissible under the update. The adoption had no effect on the Fund’s net assets or results of operations.

Note 11. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2019 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers REIT and Preferred and Income Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 25, 2019. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Directors:

Daphne L. Richards	42,936,640	787,074
Gerald J. Maginnis	40,740,551	2,983,163
Joseph M. Harvey	42,997,438	726,276

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2019) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (6/27/03)	One Year	Five Years	Ten Years	Since Inception (6/27/03)
15.30%	10.48%	19.69%	9.98%	20.02%	11.85%	20.14%	9.17%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement and/or from the issuance of preferred shares. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. Previously, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which has now been rescinded. Both the Fund’s Form N-Q and Form N-PORT are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Benchmark Change

On December 4, 2018, the Fund’s Board of Directors approved a change to the Fund’s benchmark from the FTSE Nareit Equity REITs Index to the FTSE Nareit All Equity REITs Index, effective after the close of business on March 31, 2019.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 4, 2019 and at meetings of the full Board of Directors held in person on March 19, 2019 and June 11, 2019. At the meeting of the full Board of Directors on June 11, 2019, the Management Agreement was discussed and was unanimously continued for a term ending June 30, 2020 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive sessions.

In considering whether to continue the Management Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from Fund counsel outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Directors reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.

(ii) Investment performance of the Fund and the Investment Manager: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund’s dual focus on REITs and preferred securities is uncommon and as a result, the Peer Funds generally consisted of real-estate only or preferred-only funds, making it difficult to make quantitative comparisons of the Fund’s performance with that of the Peer Funds. The Board of Directors noted that the Fund outperformed the Peer Funds’ medians for the one-, five- and ten-year periods ended March 31, 2019, ranking in the first quintile for each period, and represented the Peer Funds’ median for the three-year period ended March 31, 2019, ranking in the third quintile. The Board of Directors noted that the Fund outperformed its blended benchmark for the one-, three-, five- and ten-year periods ended March 31, 2019. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the periods, as well as the impact of leverage on the Fund’s performance. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing other funds investing in real estate and preferred securities. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund’s actual management fees at managed and common asset levels were lower than the Peer Funds’ medians, ranking in the first quintile for each. The Board of Directors noted that the Fund’s total expense ratios including investment-related expenses at managed and common asset levels were lower than the Peer Funds’ medians, ranking in second quintile for each. The Board of Directors also noted that the Fund’s total expense ratios excluding investment-related expenses at managed and common asset levels were lower than the Peer Funds’ medians, ranking in the first quintile for each. The Board of Directors considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. The Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund’s closed-end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Management Agreement to those under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, including additional information about the ranges of such fees provided in response to a supplemental request for information, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan, LLC, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

(FORMERLY COHEN & STEERS DIVIDEND VALUE FUND)

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

William F. Scapell

Vice President

Thomas N. Bohjalian

Vice President

Yigal D. Jhirad

Vice President

Dana A. DeVivo

Secretary and Chief Legal Officer

James Giallanza

Chief Financial Officer

Albert Laskaj

Treasurer

Lisa D. Phelan

Chief Compliance Officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol:	RNP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

REIT and

Preferred and

Income Fund, Inc.

Semiannual Report June 30, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (866) 227-0757 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

RNPSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	For the fiscal year ended December 31, 2018, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities:

Total
Gross income from securities lending activities	$498,484
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$423,712
Fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—
Administrative fees that are not included in the revenue split	—
Indemnification fee not included in the revenue split	—
Rebates paid to borrowers;	—
Other fees relating to the securities lending program not included in the revenue split	—
Aggregate fees/compensation for securities lending activities and related services	$423,712
Net income from securities lending activities	$74,773

(b)	During the registrants most recent fiscal year ended December 31, 2018, BNP Paribas (“BNPP”) served as the registrant’s securities lending agent.

As a securities lending agent, BNPP is responsible for the implementation and administration of the registrant’s securities lending program. Pursuant to its respective Securities Lending Agreement (“Securities Lending Agreement”) with the registrant, BNPP, as a general matter, performs various services, including the following:

•	Locating borrowers;

•	Monitoring daily the value of the loaned securities and collateral (i.e., the collateral posted by the party borrowing);

•	Negotiation of loan terms;

•	Selection of securities to be loaned;

•	Recordkeeping and account servicing;

•	Monitoring of dividend activity and material proxy votes relating to loaned securities, and;

•	Arranging for return of loaned securities to the registrant at loan termination.

BNPP is compensated for the above-described services from its securities lending revenue split. The table above shows what the registrant earned and the fees and compensation it paid in connections with its securities lending activities during its most recent fiscal year.

Item 13. Exhibits.

(a)(1)	Not Applicable.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c)

Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REIT AND PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Financial Officer (Chief Financial Officer)

Date:	September 5, 2019